Amendment to Master Custody Agreement


The Bank of New York and each of the Investment Companies listed on Exhibit A, for itself and on behalf of its specified series, hereby amend the Master Custody Agreement dated as of February 16, 1996, by replacing Exhibit A with the attached.




Dated as of: October 15, 1997

                              INVESTMENT COMPANIES

                            By: /S/ DEBORAH R. GATZEK
                                    Deborah R. Gatzek
                                    Title: Vice President & Secretary



                              THE BANK OF NEW YORK


                       By: /S/ STEPHEN E. GRUNSTON
                               Stephen E. Grunston
                               Title: Vice President

                              THE BANK OF NEW YORK
                            MASTER CUSTODY AGREEMENT

                                    EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.

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INVESTMENT COMPANY            ORGANIZATION            SERIES ---(IF APPLICABLE)
------------------------------------------------------------------------------

Adjustable Rate              Delaware Business Trust   U.S. Government
Securities Portfolios                                  Adjustable Rate Mortgage
                                                       Portfolio
                                                       Adjustable Rate
                                                       Securities Portfolio
Franklin Asset
Allocation Fund             Delaware Business Trust

Franklin California Tax-Free   Maryland Corporation
Income Fund, Inc.

Franklin California        Massachusetts Business    Franklin California Insured
Tax-Free Trust             Trust                     Tax-Free Income Fund
                                                     Franklin California Tax-
                                                     Exempt Money Fund
                                                     Franklin California
                                                     Intermediate-Term Tax-Free
                                                     Income Fund

Franklin Custodian        Maryland Corporation       Growth Series
Funds, Inc.                                          Utilities Series
                                                     Dynatech Series
                                                     Income Series
                                                     U.S. Government Securities
                                                     Series

Franklin Equity Fund     California Corporation

Franklin Federal         California Corporation
Money Fund

Franklin Federal
Tax- Free Income         California Corporation
Fund

Franklin Gold Fund       California Corporation

Franklin Government      Massachusetts Business
Securities Trust         Trust

Franklin High            Delaware Business            AGE High Income Fund
Income Fund              Trust

Franklin Investors       Massachusetts Business       Franklin Global
Securities Trust         Trust                        Government Income Fund
                                                      Franklin Short-
                                                      Intermediate U.S. Gov't
                                                      Securities Fund
                                                      Franklin Convertible
                                                      Securities Fund
                                                      Franklin Adjustable U.S.
                                                      Government Securities Fund
                                                      Franklin Equity Income
                                                      Fund
                                                      Franklin Adjustable Rate
                                                      Securities Fund

Franklin Managed Trust  Massachusetts Business        Franklin Corporate
                        Trust                         Qualified Dividend Fund
                                                      Franklin Rising Dividends
                                                      Fund
                                                      Franklin Investment Grade
                                                      Income Fund
                                                      Franklin Institutional
                                                      Rising Dividends Fund

Franklin Money Fund    California Corporation

Franklin Municipal     Delaware Business Trust        Franklin Hawaii Municipal
Securities Trust                                      Bond Fund
                                                      Franklin California High
                                                      Yield Municipal Fund
                                                      Franklin Washington
                                                      Municipal Bond Fund
                                                      Franklin Tennessee
                                                      Municipal Bond Fund
                                                      Franklin Arkansas
                                                      Municipal Bond Fund

Franklin New York     Delaware Business Trust
Tax-Free Income Fund

Franklin New York     Massachusetts Business  Franklin New York Tax-Exempt
Tax-Free Trust        Trust                   Money Fund
                                              Franklin New York Intermediate-
                                              Term Tax-Free Income Fund
                                              Franklin New York Insured Tax-
                                              Free Income Fund

Franklin Real Estate Delaware Business Trust  Franklin Real Estate Securities
Securiteis Trust                              Fund

Franklin Strategic  Delaware Business Trust
Mortgage Portfolio

Franklin Strategic  Delaware Business Trust   Franklin California Growth Fund
Series                                        Franklin Strategic Income Fund
                                              Franklin MidCap Growth Fund
                                              Franklin Global Utilities Fund
                                              Franklin Small Cap Growth Fund
                                              Franklin Global Health Care Fund
                                              Franklin Natural Resources Fund
                                              Franklin Blue Chip Fund
                                              Franklin Biotechnology Discovery
                                              Fund

Franklin Tax-Exempt California Corporation
Money Fund

Franklin Tax-Free   Massachusetts Business  Franklin Massachusetts Insured
Trust               Trust                   Tax-Free Income Fund
                                            Franklin Michigan Insured Tax-Free
                                            Income Fund
                                            Franklin Minnesota Insured Tax-Free
                                            Income Fund
                                           Franklin InsuredTax-Free Income Fund
                                            Franklin Ohio Insured Tax-Free
                                            Income Fund Franklin Puerto Rico
                                            Tax-Free Income Fund Franklin
                                            Arizona Tax-Free Income Fund
                                            Franklin Colorado Tax-Free Income
                                            Fund Franklin Georgia Tax-Free
                                            Income Fund Franklin Pennsylvania
                                            Tax-Free Income Fund Franklin High
                                            Yield Tax-Free Income Fund Franklin
                                            Missouri Tax-Free Income Fund
                                            Franklin Oregon Tax-Free Income Fund
                                            Franklin Texas Tax-Free Income Fund
                                            Franklin virginia Tax-Free Income
                                            Fund Franklin Alabama Tax-Free
                                            Income Fund Franklin Florida
                                            Tax-Free Income Fund Franklin
                                            Connecticut Tax-Free Income Fund
                                            Franklin Indiana Tax-Free Income
                                            Fund Franklin Louisiana Tax-Free
                                            Income Fund Franklin Maryland
                                            Tax-Free Income Fund Franklin North
                                            Carolina Tax-Free Income Fund
                                            Franklin New Jersey Tax-Free Income
                                            Fund Franklin Kentucky Tax-Free
                                            Income Fund Franklin Federal
                                            Intermediate-Term Tax-Free Income
                                            Fund Franklin Arizona Insured
                                            Tax-Free Income Fund Franklin
                                            Florida Insured Tax-Free Income Fund
                                            Franklin Michigan Tax-Free Income
                                            Fund

Franklin Templeton  Delaware Business Trust Franklin Templeton Conservative
Fund Allocator Series                       Target Fund
                                            Franklin Templeton Moderate Target
                                            Fund
                                            Franklin Templeton Growth Target
                                            Fund

Franklin Templeton  Delaware Business Trust Franklin Templeton German
Global Trust                                Government Bond Fund
                                            Franklin Templeton Global Currency
                                            Fund
                                            Franklin Templeton Hard Currency
                                            Fund
                                            Franklin Templeton High Income
                                            Currency Fund

Franklin Templeton  Delaware Business Trust Templeton Pacific Growth Fund
International Trust                         Templeton Foreign Smaller Companies
                                            Fund

Franklin Templeton Delaware Business Trust Franklin Templeton Money Fund II Money Fund Trust

Franklin Value    Massachusetts Business  Franklin Balance Sheet Investment Fund
Investors Trust   Trust                   Franklin MicroCap Value Fund
                                          Franklin Value Fund

Franklin Valuemark Massachusetts Business Money Market Fund
Funds              Trust                  Growth and Income Fund
                                          Natural Resources Securiteis Real
                                          Estate Securities Fund Utility Equity
                                          Fund High Income Fund Templeton Global
                                          Income Securities Fund Income
                                          Securities Fund U.S. Government
                                          Securities Fund Zero Coupon Fund -
                                          2000 Zero Coupon Fund - 2005 Zero
                                          Coupon Fund - 2010 Rising Dividends
                                          Fund
                                                                            Fund

Franklin Valuemark Massachusetts Business  Templeton Pacific Growth Fund
Funds              Trust                   Templeton International Equity Fund
                                           Templeton Developing Markets
                                           Equity Fund
                                           Templeton Global Growth Fund
                                           Templeton Global Asset Allocation
                                           Fund
                                           Small Cap Fund
                                           Capital Growth
                                           Templeton International Smaller
                                           Companies Fund

Institutional      Massachusetts Business  Money Market Portfolio
Fiduciary Trust    Trust                   Franklin U.S. Government Securities
                                           Money Market Portfolio
                                           Franklin U.S. Treasury Money Market
                                           Portfolio
                                           Franklin Institutional Adjustable
                                           Franklin Institutional Adjustable
                                           Rate Securities Fund
                                           Franklin U.S. Government Agency
                                           Money Market Fund
                                           Franklin Cash Reserves Fund

The Money Market  Delaware Business Trust  The Money Market Portfolio
Portfolios                                 The U.S. Government Securities Money
                                           Market Portfolio

CLOSED END FUNDS:

Franklin Multi-Income                Massachusetts Business Trust
Trust

Franklin Principal Maturity          Massachusetts Business Trust
Trust

Franklin Universal Trust             Massachusetts Business Trust


Franklin Floating Rate Trust         Delaware Business Trust